Summary Prospectus
January 1, 2020, as supplemented may 20, 2020
AGF Funds
	Class I	Class R6
AGF Emerging Markets Equity Fund	AGQIX	AGQRX
Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting https://www.agf.com/institutional/strategies/mutual-funds-us/emerging-markets-equity/index.jsp, calling 833-AGF-FUND (833-243-3863) or e-mailing AGFClientinfo@agf.com. The Fund’s Prospectus and SAI, both dated January 1, 2020, as supplemented from time to time, and the Fund’s most recent shareholder reports, when available, are incorporated by reference into this Summary Prospectus.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive reports in paper may apply to all funds held in your account(s) that you invest in through your financial intermediary.

AGF Emerging Markets Equity Fund
Investment Objective
The Fund seeks to provide capital growth.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor such as brokerage commissions for buying and selling securities are not reflected in the table below.
Annual Fund Operating Expenses
(expenses you pay each year as a % of the value of your investment)
	Class I	Class R6
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses1	1.62%	1.62%
Acquired Fund Fees and Expenses1	0.05%	0.05%
Total Annual Fund Operating Expenses	2.47%	2.47%
Fee Waiver and Expense Reimbursement2	(1.47)%	(1.47)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.00%	1.00%

Other expenses are based on estimated amounts for the current fiscal year.

2
AGF Investments America Inc. (“AGFA”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.95% of each share class’s average daily net assets. AGFA is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Total Annual Fund Operating Expenses do not exceed the then-applicable expense cap or the expense cap in place at the time of the original fee waiver or reimbursement. This agreement will remain in effect until December 31, 2023, and shall renew automatically for one-year terms unless AGFA provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example (for both Class I and Class R6)
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:
1 YEAR	3 YEARS
$102	$318
The above example reflects a contractual fee waiver/expense reimbursement arrangement for the current duration of the arrangement, which is three years.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

AGF Emerging Markets Equity Fund

when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this Prospectus, no portfolio turnover rate information is available.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amounts of any borrowings) in equity securities issued by companies that are economically tied to emerging market countries.
The equity securities in which the Fund invests are primarily publicly traded common stocks. For the purpose of the Fund’s 80% investment policy, equity securities also include preferred stock, convertible securities (that are in the money and immediately convertible into equity at the time of investment), warrants/rights, installment receipts, trust units and equity-linked investments such as depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is impossible or difficult due to local investment restrictions.
The Adviser defines emerging market countries to include those countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and those countries that are included in the MSCI Frontier Markets Index. The index sponsor may over time change the countries included within these indices. The Fund will normally maintain investments in companies economically tied to a minimum of three emerging market countries.
The Adviser considers a company to be economically tied to emerging market countries if at least one of the following apply: a company’s securities are traded principally in an emerging market country; at least 50% of the company’s assets are located in emerging market countries; at least 50% of a company’s revenues are generated in emerging market countries; the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in an emerging market country; the company is classified by a major benchmark index or market data services provider as having its primary country of risk in an emerging market country.
The Adviser uses a quantitative framework to assist in determining in which countries to invest and the amount of the Fund’s assets to allocate to each country. The Adviser then uses a bottom-up investment philosophy to uncover stocks that it views as being reasonably priced relative to their growth potential. The Fund may from time-to-time focus its investments in a particular country or geographic region.
The Fund may invest in a variety of investment vehicles, including exchange-traded funds (“ETFs”) and other mutual funds, including mutual funds and ETFs managed by AGFA or its affiliates.
The Fund may also invest in China-A shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program or listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (“Stock Connect Programs”).
The Fund may also invest up to 20 percent of its net assets in securities that are either not equity securities and/or not economically to emerging market countries. These investments may include equity securities economically tied to developed market countries, treasury bills, bonds or other evidence of indebtedness, warrants, and short-term investments such as cash or cash equivalents. The Fund is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

AGF Emerging Markets Equity Fund

Market Risk.   The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Although the precise impact of the recent COVID-19 outbreak remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term and may adversely affect the performance of the Fund.
Portfolio Management Risk.   The investment strategies, practices and risk analysis used by AGFA may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which AGFA takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of the Fund’s holdings.
Equity Securities Risk.   The values of equity securities generally fluctuate, sometimes widely, based on real or perceived changes in an issuer’s financial condition and overall market and economic conditions, including stock market and industry conditions. A decline in the value of an equity security held by the Fund will adversely affect the value of your investment.
Foreign Securities Risk.   Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Foreign markets, especially those in less developed economies, are generally more illiquid than U.S. markets, meaning that it could be harder for the Fund to dispose of a particular security than if it were traded on a U.S. exchange. Foreign securities markets may also have high transaction costs, limited legal recourse, and unreliable or untimely information. The value of foreign securities may also be adversely affected by changes in currency exchange rates.
Foreign Currency Risk.   Investing in securities that trade and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Emerging Markets Risk.   Investments in securities of issuers economically tied to emerging market economies are generally riskier than investments in securities of issuers from more developed economies. Emerging market economies generally have less developed and more volatile securities trading markets with untimely and unreliable information. Emerging market economies also generally have less developed legal and accounting systems, and a greater likelihood of nationalization or confiscation of assets and companies than do developed economies.
Frontier Markets Risk.   Investments in securities of issuers domiciled in countries or issuers that are economically tied to emerging market economies that are included in the MSCI Frontier Markets Index present the same risks that exist in other emerging market economies but such risks may be greater in frontier market economies.
Equity-Linked Investments Risk.   Equity-linked investments, such as participatory notes, are traded over-the-counter and are designed to replicate the performance of the underlying asset. Equity-linked investments allow the Fund to invest in equity securities economically tied to foreign markets which the Fund may be unable or unwilling to invest in directly, and may expose the Fund to the risks of the underlying or reference foreign security. In addition, the performance of equity-linked securities may not correlate to the performance of the underlying security due to transaction costs and other expenses. Equity-linked investments also expose the Fund to counterparty risk.

AGF Emerging Markets Equity Fund

Depositary Receipts Risk.   Depositary receipts subject the Fund generally to the same risks as if it were investing in the underlying foreign securities directly, including political and economic risks that differ from investing in securities of U.S. issuers. In addition, because the underlying securities may be trading on a non-U.S. market, the value of the underlying security may decline, sometimes rapidly, at a time when U.S. markets are closed and AGFA may not be able to take appropriate actions to mitigate losses to the Fund.
Exchange-Traded Funds and Other Investment Companies Risk.   The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, the Fund bears its proportionate share of the fees and expenses of the underlying fund, which may have an adverse impact on the Fund’s operating expenses and performance and may affect the value of your investment.
Liquidity Risk.   Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices. An illiquid investment is hard to value and may be sold at a price that is different from the price at which AGFA valued the investment for purposes of the Fund’s net asset value. Investments in non-U.S. securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than investments in U.S. securities.
Repurchase and Reverse Repurchase Agreements Risk.   Repurchase and reverse repurchase agreements are subject to counterparty risk in that if a counterparty becomes insolvent, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Reverse repurchase agreements may result in leverage to the Fund.
Credit Risk.   The value of a bond or other debt instrument is likely to be adversely affected if the issuer’s actual or perceived financial health deteriorates. The Fund’s investments in debt instruments are subject to counterparty risk and the risk that the issuer could be late in making principal and/or interest payments.
U.S. Government Securities Risk.   U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt instruments, particularly interest rate risk and credit risk.
Large Shareholders Risk.   The Fund is subject to the risk that a large investor may purchase or redeem a large percentage of Fund shares at any time. As a result, the Fund’s performance or liquidity may be adversely affected because the Fund may have to sell investments at disadvantageous times or prices or hold cash when it would not otherwise do so to meet large redemption requests.
New Fund Risk.   The Fund is newly organized with limited operating history and there can be no assurance that the Fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.
Non-Diversification Risk.   The Fund, as a non-diversified fund, can invest a greater percentage of its assets in the securities of a single issuer or in fewer issuers than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of one or more particular securities may have a greater effect on the fund’s return because the securities may represent a larger portion of the fund’s total portfolio assets.
Performance Information
Performance information will be available after the Fund has been in operation for one full calendar year. When provided, the information will compare the Fund’s average annual returns (before and after taxes) with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.
Management
Investment Adviser: AGF Investments America Inc.

AGF Emerging Markets Equity Fund

Portfolio Manager
Regina Chi, Vice President and Portfolio Manager, has been the portfolio manager of the Fund since January 1, 2020.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares through your broker-dealer, other financial intermediary that has an agreement with the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class I shares and Class R6 shares may be bought by individuals and institutions (omnibus accounts are eligible to meet the initial investment minimum for Class I shares at the omnibus account level) with a $1,000,000 minimum requirement for initial investment (the initial minimum requirement may be waived for certain investors, and no minimum is required for additional investments). For more information, please see Purchasing, Selling, and Exchanging Fund Shares on page 17 of the Prospectus.
Tax Information
The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a financial intermediary firm (such as a broker-dealer or bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary firm’s website for more information.

AGF Emerging Markets Equity Fund